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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

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DATE OF REPORT: DECEMBER 10, 1996
(DATE OF EARLIEST EVENT REPORTED)

                        ASSET SECURITIZATION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                33-49370-02              13-3672337
(STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NUMBER)

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                     TWO WORLD FINANCIAL CENTER, BUILDING B
                            NEW YORK, NEW YORK 10281
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 667-9300

                             THIS DOCUMENT CONTAINS
                                EXACTLY 5 PAGES

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ITEM 5. OTHER EVENTS.

     The Registrant is filing the exhibits listed in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit

             ITEM 601(A) OF
             REGULATION S-K
EXHIBIT NO.   EXHIBIT NO.    DESCRIPTION
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     1             23        Consent of Arthur Andersen LLP, Independent Public
                               Accountants of Marriott Hotel Properties II
                               Limited Partnership and Santa Clara Marriott
                               Hotel Limited Partnership

     2             23        Consent of Ernst & Young LLP, Independent Public
                               Accountants of Prime Retail Borrowers and JMJ Acquired Properties

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     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1934, THE REGISTRANT
HAS DULY CAUSED THIS REPORT TO BE SIGNED ON BEHALF OF THE REGISTRANT BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          ASSET SECURITIZATION CORPORATION

                                          By:     /s/ PERRY GERSHON
                                                    Perry Gershon
                                                    Vice President
Date: December 10, 1996